UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 8, 2024

THE INTERPUBLIC GROUP OF COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-6686	13-1024020
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Third Avenue, New York, New York 10022
(Address of principal executive offices) (Zip Code)

(212)704-1200

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	IPG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 8, 2024, Omnicom Group Inc., a New York corporation ( “Omnicom”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Omnicom, EXT Subsidiary Inc., a Delaware corporation and a direct wholly owned subsidiary of Omnicom (“Merger Sub”), and The Interpublic Group of Companies, Inc., a Delaware corporation (“IPG”), pursuant to which, subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into IPG (the “Merger”), with IPG surviving the Merger as a direct wholly owned subsidiary of Omnicom. All defined terms used in this summary of the Merger Agreement that are not otherwise defined herein have the meanings ascribed to such terms in the Merger Agreement.

The Merger

Subject to the terms and conditions of the Merger Agreement, at the date and time the Merger becomes effective (the “Effective Time”), each share of common stock, par value $0.10 per share, of IPG (“IPG common stock”) issued and outstanding immediately prior to the Effective Time (other than certain excluded shares) will be converted into and thereafter represent the right to receive 0.344 shares of common stock (the “Exchange Ratio”), $0.15 par value per share, of Omnicom (the “Omnicom common stock”) and, if applicable, cash in lieu of fractional shares (the “Merger Consideration”).

Treatment of Stock Options and Stock-Based Awards

As of the Effective Time, each option to acquire shares of IPG common stock granted by IPG (each, an “IPG Stock Option”) that is outstanding and unexercised immediately prior to the Effective Time, whether or not then vested or exercisable, will be assumed by Omnicom and will be automatically converted into an option to acquire shares of Omnicom common stock. Each such IPG Stock Option as so assumed and converted (after such conversion, an “Assumed Option”) will continue to have, and will be subject to, the same terms and conditions as applied to the IPG Stock Option immediately prior to the Effective Time, except that, as of the Effective Time, each such Assumed Option will constitute an option to acquire that number of whole shares of Omnicom common stock (rounded down to the nearest whole share) equal to the product of (A) the number of shares of IPG common stock subject to such IPG Stock Option immediately prior to the Effective Time multiplied by (B) the Exchange Ratio, at an exercise price per share of Omnicom common stock (rounded up to the nearest whole cent) equal to the quotient obtained by dividing (x) the exercise price per share of such IPG Stock Option by (y) the Exchange Ratio. It is expected that the Merger will qualify as a tax-free reorganization for U.S. federal income tax purposes.

As of the Effective Time, each time-based restricted stock unit with respect to shares of IPG common stock granted by IPG (each, an “IPG RSU”) that is outstanding immediately prior to the Effective Time will be assumed by Omnicom and will be automatically converted into a cash award equal to the fair market value of the corresponding number of shares of IPG common stock underlying such IPG RSU, based on the closing price of such shares on the last day on which shares of IPG common stock are traded on the New York Stock Exchange (the “NYSE”) prior to the Closing. Each such IPG RSU as so assumed and converted will continue to have, and will be subject to, the same terms and conditions as applied to such IPG RSU immediately prior to the Effective Time, except that such IPG RSU so assumed and converted will be settled in cash in lieu of shares of IPG common stock.

As of the Effective Time, each performance share award granted by IPG (each, an “IPG PSU”) that is outstanding immediately prior to the Effective Time will be assumed by Omnicom and will be converted into a cash award equal to the fair market value of the corresponding number of shares of IPG common stock underlying such IPG PSU (the number of shares of IPG common stock subject to an IPG PSU will be determined based on the target level of performance, or, if the performance period in respect of such IPG PSU ended on or prior to the Effective Time, the greater of actual and target level performance), based on the closing price of such shares on the last day on which shares of IPG common stock are traded on the NYSE prior to the closing of the Merger. Each such IPG PSU as so assumed and converted will continue to have, and will be subject to, the same terms and conditions as applied to such IPG PSU immediately prior to the Effective Time (excluding any performance-based vesting conditions), except that such IPG PSU will be settled in cash in lieu of shares of IPG common stock.

As of the Effective Time, each restricted stock award with respect to shares of IPG common stock granted by IPG (each, an “IPG RSA”) that is outstanding immediately prior to the Effective Time will be assumed by Omnicom and will be automatically converted into a restricted stock award with respect to shares of Omnicom common stock.

Each such IPG RSA as so assumed and converted (after such conversion, an “Assumed RSA”) will continue to have, and will be subject to, the same terms and conditions as applied to such IPG RSA immediately prior to the Effective Time, except that, as of the Effective Time, each such Assumed RSA will be a restricted stock award covering that number of whole shares of Omnicom common stock (rounded down to the nearest whole share) equal to the product of (A) the number of shares of IPG common stock subject to such IPG RSA immediately prior to the Effective Time multiplied by (B) the Exchange Ratio.

Each award granted under the IPG Restricted Cash Plan (each, an “IPG Restricted Cash Award”) and each performance cash award granted under an IPG Stock Plan (each, an “IPG Performance Cash Award” and, together with the IPG Restricted Cash Awards, the “IPG Cash Awards”) that, in each case, is outstanding immediately prior to the Effective Time will be assumed by Omnicom, and each such IPG Cash Award as so assumed will continue to have, and will be subject to, the same terms and conditions as applied to such IPG Cash Award immediately prior to the Effective Time, provided that the payment opportunity in respect of any IPG Performance Cash Award will equal the target amount of such IPG Performance Cash Award as in effect immediately prior to the Effective Time or, if the performance period in respect of such IPG Performance Cash Award ended on or prior to the Effective Time, the greater of the target amount and the amount determined based on actual performance.

Additionally, all IPG Stock Options, IPG RSUs and IPG RSAs held by non-employee members of the IPG Board will be fully vested immediately prior to the Effective Time.

Post-Closing Governance

In connection with the consummation of the Merger, Omnicom will increase the size of Omnicom’s board of directors (the “Omnicom Board”) to add three directors designated by IPG, one of whom will be Philippe Krakowsky, currently the Chief Executive Officer of IPG (collectively, the “IPG Director Nominees”). Subject to the fiduciary duties of the Omnicom Board, applicable laws and the rules and regulations of NYSE, Omnicom will nominate the IPG Director Nominees for election to the Omnicom Board at the first annual meeting of the stockholders of Omnicom after the Closing Date.

In addition, in connection with the consummation of the Merger, Omnicom will take all actions necessary to cause Philippe Krakowsky to be appointed as Co-President and Co-Chief Operating Officer of Omnicom and co-chair of the Management Integration Committee of Omnicom.

Conditions to the Merger

Completion of the Merger is subject to the satisfaction or waiver of certain conditions including (a) the adoption of the Merger Agreement by the IPG stockholders; (b) the approval of the issuance of shares of Omnicom common stock in connection with the Merger by Omnicom’s stockholders; (c) the effectiveness of Omnicom’s registration statement on Form S-4; (d) the approval for listing the shares of Omnicom common stock issuable to the stockholders of IPG pursuant to the Merger Agreement on the NYSE; (e) the receipt of approvals under certain applicable antitrust and foreign investment laws; (f) the absence of any law or order prohibiting the consummation of the Merger; (g) a customary “bringdown” of Omnicom’s and IPG’s representations and warranties; (h) compliance by Omnicom and IPG with the covenants in the Merger Agreement in all material respects and (i) the absence of a material adverse effect on either Omnicom or IPG.

Representations, Warranties and Covenants

The Merger Agreement contains mutual customary representations and warranties of Omnicom and IPG relating to their respective businesses and public filings. The Merger Agreement also contains customary mutual pre-closing covenants, including the obligation of Omnicom and IPG to conduct their businesses in the ordinary course of business consistent with past practice and to refrain from taking certain specified actions without the consent of the other party.

Omnicom and IPG have each agreed to customary non-solicitation obligations related to soliciting or engaging in any discussions or negotiations regarding competing proposals. Notwithstanding such non-solicitation obligations, prior to obtaining stockholder approval and under certain specified circumstances, the Omnicom Board or the IPG Board, in each case, may change its recommendation of the transaction but may not terminate the Merger Agreement in connection with such change in recommendation.

Termination

The Merger Agreement contains provisions granting each of Omnicom and IPG the right to terminate the Merger Agreement under specified circumstances, including: (a) if a permanent legal prohibition enjoins the consummation of the Merger; (b) if the Merger is not completed by December 8, 2025 (which date may be extended to June 8, 2026 if certain regulatory approvals have not been obtained); (c) if either party fails to obtain stockholder approval; (d) if the other party has breached its representations or warranties or failed to perform its covenants in the Merger Agreement in a way that would entitle the party seeking to terminate the Merger Agreement not to consummate the Merger, subject to cure rights of the breaching party; or (e) if the other party’s board of directors has changed or withdrawn its recommendation in connection with the Merger or committed a willful and material breach of its non-solicitation obligations.

If the Merger Agreement is terminated due to Omnicom’s board of directors changing or withdrawing its recommendation in connection with the Merger, or due to Omnicom committing a willful and material breach of its non-solicitation obligations, Omnicom will be required to pay to IPG $676,000,000. If the Merger Agreement is terminated due to IPG’s board of directors changing its recommendation in connection with the Merger, or due to IPG committing a willful and material breach of its non-solicitation obligations, then IPG will be required to pay Omnicom $439,000,000. In addition, if the Merger Agreement is terminated due to either party’s failure to obtain stockholder approval, Omnicom or IPG, as applicable, will be required to reimburse the other party for its expenses incurred in connection with the transaction in an amount not to exceed $25 million.

The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement.

The Merger Agreement has been included to provide security holders and investors with information regarding its terms. It is not intended to provide any other factual information about Omnicom, IPG or any other person. The representations, warranties and covenants contained in the Merger Agreement were made solely for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders. Security holders and investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Omnicom or IPG. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Omnicom’s or IPG’s public disclosures.

Item 5.02 Departure of Directors or Principal Officers, Election of Directors; Appointment of Principal Officers.

On December 8, 2024, IPG entered into amendments to the Executive Change of Control Agreements (each, a “CoC Agreement”) with each of Philippe Krakowsky, Ellen Johnson, Andrew Bonzani and Christopher Carroll, pursuant to which the expiration date of each CoC Agreement was extended from October 31, 2025 to December 31, 2027. The foregoing description of the amendments to the CoC Agreements is qualified in its entirety by reference to the full text of the amendments, which are respectively attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 and incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 8, 2024, IPG’s By-Laws were amended to include an exclusive forum provision. A copy of the amendment to the By-Laws is included as Exhibit 3.1 to this Current Report and incorporated by reference herein.

FORWARD-LOOKING STATEMENTS

This communication contains certain “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements may be identified by words such as “anticipates,” “believes,” “could,” “continue,” “estimate,” “expects,” “intends,” “will,” “should,” “may,” “plan,” “predict,” “project,” “would” and similar expressions. Forward-looking statements are not statements of historical fact and reflect IPG’s and Omnicom’s current views about future events. Such forward-looking statements include, without limitation, statements about the benefits of the proposed transaction involving IPG and Omnicom, including future financial and operating results, IPG’s and Omnicom’s plans, objectives, expectations and intentions, the expected timing and likelihood of completion of the proposed transaction, and other statements that are not historical facts, including the combined company’s ability to create an advanced marketing and sales platform, the combined company’s ability to accelerate innovation and enhance efficiency through the transaction, and the combined company’s plan on future stockholder returns. No assurances can be given that the forward-looking statements contained in this communication will occur as projected, and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation, the ability to obtain the requisite IPG and Omnicom stockholder approvals; the risk that IPG and Omnicom may be unable to obtain governmental and regulatory approvals required for the proposed transaction (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the risk that an event, change or other circumstance could give rise to the termination of the proposed transaction; the risk that a condition to closing of the proposed transaction may not be satisfied; the risk of delays in completing the proposed transaction; the risk that the businesses will not be integrated successfully or will be more costly or difficult than expected; the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take longer to realize than expected; the risk that any announcement relating to the proposed transaction could have adverse effects on the market price of IPG’s or Omnicom’s common stock; the risk of litigation related to the proposed transaction; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; the diversion of management time from ongoing business operations and opportunities as a result of the proposed transaction; the risk of adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; adverse economic conditions; losses on media purchases and production costs; reductions in spending from IPG or Omnicom, a slowdown in payments by such clients, or a deterioration or disruption in the credit markets; risks related to each company’s ability to attract new clients and retain existing clients; changes in client advertising, marketing, and corporate communications requirements; failure to manage potential conflicts of interest between or among clients of each company; unanticipated changes related to competitive factors in the advertising, marketing, and corporate communications industries; unanticipated changes to, or any inability to hire and retain key personnel at either company; currency exchange rate fluctuations; reliance on information technology systems and risks related to cybersecurity incidents; risks and challenges presented by utilizing artificial intelligence technologies and related partnerships; changes in legislation or governmental regulations; risks associated with assumptions made in connection with critical accounting estimates and legal proceedings; risks related to international operations; risks related to environmental, social, and governance goals and initiatives; and other risks inherent in IPG’s and Omnicom’s businesses.

All such factors are difficult to predict, are beyond IPG’s and Omnicom’s control, and are subject to additional risks and uncertainties, including those detailed in IPG’s annual report on Form 10-K for the year ended December 31, 2023, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on IPG’s website at https://investors.interpublic.com/sec-filings/financial-reports and on the SEC’s website at http://www.sec.gov, and those detailed in Omnicom’s annual report on Form 10-K for the year ended December 31, 2023, quarterly reports on Form 10-Q, and current reports on Form 8-K that are available on its website at https://investor.omnicomgroup.com/financials/sec-filings/default.aspx and on the SEC’s website at http://www.sec.gov.

Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Neither IPG nor Omnicom undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

NO OFFER OR SOLICITATION

This communication is not intended to be, and shall not constitute, an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed transaction, IPG and Omnicom intend to file a joint proxy statement with the SEC and Omnicom intends to file with the SEC a registration statement on Form S-4 that will include the joint proxy statement of IPG and Omnicom and that will also constitute a prospectus of Omnicom. Each of IPG and Omnicom may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that IPG or Omnicom may file with the SEC. The definitive joint proxy statement/prospectus (if and when available) will be mailed to stockholders of IPG and Omnicom. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT IPG, OMNICOM, AND THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the registration statement and joint proxy statement/prospectus (if and when available) and other documents containing important information about IPG, Omnicom and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the registration statement and joint proxy statement/prospectus (if and when available) and other documents filed with the SEC by IPG may be obtained free of charge on IPG’s website at https://investors.interpublic.com/sec-filings/financial-reports or, alternatively, by directing a request by mail to IPG’s Corporate Secretary at The Interpublic Group of Companies, Inc., 909 Third Avenue, New York, NY 10022, Attention: SVP & Secretary. Copies of the registration statement and joint proxy statement/prospectus (if and when available) and other documents filed with the SEC by Omnicom may be obtained free of charge on Omnicom’s website at https://investor.omnicomgroup.com/financials/sec-filings/default.aspx or, alternatively, by directing a request by mail to Omnicom’s Corporate Secretary at Omnicom Group Inc., 280 Park Avenue, New York, New York 10017.

PARTICIPANTS IN THE SOLICITATION

IPG, Omnicom, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of IPG, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in IPG’s annual report on Form 10-K for the year ended December 31, 2023, including under the heading “Executive Officers of the Registrant,” and proxy statement for IPG’s 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 12, 2024, including under the headings “Board Composition,” “Non-Management Director Compensation,” “Executive Compensation” and “Outstanding Shares and Ownership of Common Stock.” To the extent holdings of IPG common stock by the directors and executive officers of IPG have changed from the amounts reflected therein, such changes have been or will be reflected on Forms 3, Forms 4 or Forms 5, subsequently filed by IPG’s directors and executive officers with the SEC. Information about the directors and executive officers of Omnicom, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Omnicom’s annual report on Form 10-K for the year ended December 31, 2023, including under the heading “Information About Our Executive Officers,” and proxy statement for Omnicom’s 2024 Annual Meeting of Stockholders, which was filed with the SEC on March 28, 2024, including under the headings “Executive Compensation,” “Omnicom Board of Directors,” “Directors’ Compensation for Fiscal Year 2023” and “Stock Ownership Information.” To the extent holdings of Omnicom common stock by the directors and executive officers of Omnicom have changed from the amounts reflected therein, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 (“Form 3”), Statements of Changes in Beneficial Ownership on Form 4 (“Form 4”) or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 (“Form 5”), subsequently filed by Omnicom’s directors and executive officers with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement and joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and security holders should read the registration statement and joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of any of the documents referenced herein from IPG or Omnicom using the sources indicated above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of December 8, 2024, by and among Omnicom Group Inc., EXT Subsidiary Inc. and The Interpublic Group of Companies, Inc.

3.1	Amendment to the Amended and Restated Bylaws of The Interpublic Group of Companies, Inc, dated December 8, 2024.

10.1	Amendment to Executive Change of Control Agreement, by and between The Interpublic Group of Companies, Inc. and Philippe Krakowsy, dated December 8, 2024.

10.2	Amendment to Executive Change of Control Agreement, by and between The Interpublic Group of Companies, Inc. and Ellen Johnson, dated December 8, 2024.

10.3	Amendment to Executive Change of Control Agreement, by and between The Interpublic Group of Companies, Inc. and Andrew Bonzani, dated December 8, 2024.

10.4	Amendment to Executive Change of Control Agreement, by and between The Interpublic Group of Companies, Inc. and Christopher Carroll, dated December 8, 2024.

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

*

Schedules and exhibits have been omitted pursuant to Item 601(a)(5) and (a)(6) of Regulation S-K. Omnicom hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

Date: December 9, 2024	By:	/s/Andrew Bonzani
Name: Andrew Bonzani Title: Executive Vice President and General Counsel